Exhibit 10.5

CELCUITY INC.

2026 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (“Option Agreement”) is entered into as of the “Grant Date” set forth below, by and between Celcuity Inc., a Delaware corporation (the “Company”) and the Participant named below (the “Optionee”). The Option granted hereby is granted under the Celcuity Inc. 2026 Stock Incentive Plan (the “Plan”). Unless otherwise defined herein, any capitalized terms used in this Option Agreement will have the meanings given to them in the Plan as it currently exists or is amended in the future.

1.
Grant of Option. The Company hereby grants to the Optionee an Option to purchase the number of Shares set forth below, at the exercise price per Share set forth below, subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan will prevail except as expressly overridden in this Option Agreement.

Grant Number:	SO-______________

Optionee:	______________________________________

Grant Date:	________________

Total Number of Shares Subject to the Option:	______________ Shares

Exercise Price per Share:	$______________

Type of Option (check one):	____ Incentive Stock Option ____ Non-Statutory Stock Option

Expiration Date:	________________

Earlier Expiration:	See Section 6.

2.
Vesting Schedule.
(a)
Performance-Based Vesting. The percent of Options covered by this Option Agreement which may vest will be determined based on meeting the Stock Price Hurdles set forth below, provided that the service requirement in Section 2(b) (the “Service Requirement”) is met:

Stock Price Hurdle	Percent of Options
$[ ]	[ ]%
$[ ]	[ ]%
$[ ]	[ ]%
$[ ]	[ ]%

A “Hurdle” is met when the relevant Stock Price in the table above has been reached.

The “Stock Price” is the average per-share closing price of the Company’s common stock on Nasdaq over any 20 consecutive trading day period prior to the Expiration Date.

The number of Options associated with each Stock Price Hurdle shall vest and become exercisable, provided that the Service Requirement is met, at the close of business on the trading day that such applicable Hurdle has been met (each such date, a “Vesting Date”). No fractional Shares shall be issuable in respect of an exercise of the Option, and the number of Shares to be issued shall be rounded up or down to the nearest whole Share. No Options will vest, and all Options granted under this Option Agreement will be forfeited, if none of the Stock Price Hurdles are met prior to the Expiration Date, or if any Stock Price Hurdles are met but the Service Requirement is not met.

(b)
Service Requirement. The number of Options determined under subsection (a) will vest and become exercisable on the Vesting Dates; provided, however, that except as otherwise provided by the Plan, if the Optionee ceases to be a Service Provider for any reason other than death before this Option has become exercisable with respect to all of the Shares, no additional Shares will vest after the Optionee’s Separation from Service. Upon a Separation from Service due to death, all unvested Options shall become exercisable and vest in full immediately. This Option may be exercised, in whole or in part, at any time or from time to time after it vests and until this Option expires pursuant Section 6 of this Option Agreement.
(c)
Treatment Upon a Change in Control. In the event of a Change in Control of the Company, Section 12(b) of the Plan will apply to this Option.
3.
Type of Option. If designated above as an Incentive Stock Option, this Option is intended to qualify as an ISO. However, if this Option is intended to be an ISO, to the extent that it exceeds the $100,000 rule of Code Section 422(d) or otherwise fails to satisfy the requirements of Code Section 422, it will be treated as a NQSO.
4.
Exercise of Option.
(a)
Right to Exercise. This Option will be exercisable during its term in accordance with the vesting schedule set forth in Section 2 of this Option Agreement and with the applicable provisions of the Plan and this Option Agreement. This Option may not be exercised for a fraction of a share. No portion of the Option which has not become vested and exercisable at the date of the Optionee’s Separation from Service to the Company will thereafter become vested and exercisable, except as may be set forth in a written agreement between the Company and the Optionee.
(b)
Duration of Exercisability. Each Option which becomes vested and exercisable pursuant to Section 2 of this Option Agreement will remain vested and exercisable until this Option expires pursuant Section 6 of this Option Agreement.
(c)
Method of Exercise. This Option will be exercisable by delivering to the party designated by the Company a written or electronic notice of exercise in the form approved by the Company (the “Exercise Notice”), stating the election to exercise the Option and the number of Shares with respect to which the Option is being exercised, and containing such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice must be accompanied by payment of the aggregate exercise price as to all exercised Options. The Optionee will also be required to make adequate provision for all withholding taxes relating to the exercise as a condition to the exercise of the Option. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate exercise price and arrangement for the adequate provision for the withholding taxes relating to the exercise.
(d)
Issuance of Shares. As soon as practicable after the Company receives the Exercise Notice and payment of the exercise price as provided below, and has determined that all other conditions to exercise, including satisfaction of withholding tax obligations and compliance with applicable laws as provided in Section 16(c) of the Plan, have been satisfied, it shall deliver to the person exercising the Option, in the name of such person, the Shares being purchased, as evidenced by issuance of a stock certificate or certificates, electronic delivery of such Shares to a brokerage account designated by such person, or book-entry registration of such Shares with the Company’s transfer agent. The Company shall pay any original issue or transfer taxes with respect to the issue or transfer of the Shares and all fees and expenses incurred by it in connection therewith. All Shares so issued shall be fully paid and nonassessable.

(e)
Restrictions on Exercise. This Option may not be exercised if the issuance of Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law, including compliance with the provisions of applicable federal and state securities laws.
5.
Method of Payment. The exercise price shall be payable in any of the following methods:
(a)
Cash. By cash payment, including a personal check or certified or bank cashier’s check, payable to the order of the Company;
(b)
Broker-Assisted Cashless Exercise. By means of a broker-assisted cashless exercise in which the Optionee irrevocably instructs the Optionee’s broker to deliver proceeds of a sale of all or a portion of the Shares to be issued pursuant to the exercise to the Company in payment of the exercise price of such Shares;

However, if the Committee determines, in any given circumstance, that payment of the exercise price with Shares or by authorizing the Company to retain Shares is undesirable for any reason, the Optionee will not be permitted to pay any portion of the exercise price in that manner.

6.
Expiration of Option. This Option will expire and may not be exercised to any extent by anyone after 5:00 p.m. Central Time on the first to occur of the following events:
(a)
Expiration of Term of Option. The Expiration Date set forth in Section 1 of this Option Agreement;
(b)
Separation from Service without Cause. The expiration of three months from the date of the Optionee’s voluntary or involuntary Separation from Service from the Company, unless the Optionee’s Separation from Service due to a termination for Cause or such Separation from Service occurs by reasons of the Optionee’s death, Disability or Retirement
(c)
Cause. The date of the Optionee’s Separation from Service if the Optionee’s Separation from Service is for Cause, or the date of written notice from the Company to the Optionee of a material breach of any confidentiality or non-compete agreement entered into with the Company, if the Optionee commits such a material breach either during or after the Optionee’s period of Service to the Company;
(d)
Death or Disability. The expiration of one year from the date of the Optionee’s death, either during or after the Optionee’s period of Service to the Company, or of the Optionee’s Separation from Service by reason of the Optionee’s Disability;
(e)
Retirement. The expiration of six months from the date of the Optionee’s Retirement; or
(f)
Cancellation upon Change in Control. The cancellation of this Option by action of the Committee pursuant to Section 12(b)(2) of the Plan, in connection with a Change in Control of the Company.
7.
Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee, unless this Option is a non-statutory stock option and such transfer is otherwise approved by the Committee in its sole discretion in accordance with Section 6(c) of Plan. The terms of the Plan and this Option Agreement will be binding upon the executors, administrators, heirs, successors and assigns of the Optionee. The Option held by any transferee will continue to be subject to the same terms and conditions that were applicable to the Option immediately prior to its transfer and may be exercised by such transferee as and to the extent that the Option has become exercisable and has not terminated in accordance with the provisions of the Plan and this Option Agreement.

8.
Tax Obligations.
(a)
Withholding Taxes. The Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary that the Optionee provides Services to) for the satisfaction of all federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. The Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.
(b)
Notice of Disqualifying Disposition of ISO Shares. If the Option granted to the Optionee herein is an ISO, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after the date of exercise, the Optionee must immediately (within fifteen (15) days) notify the Company in writing of such disposition. Such notice shall specify the date of such disposition and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Optionee in such disposition or other transfer.
9.
NO GUARANTEE OF CONTINUED SERVICE. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH THE OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE OPTIONEE’S SERVICE RELATIONSHIP (A) AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE; (B) AS A CONSULTANT PURSUANT TO THE TERMS OF THE OPTIONEE’S AGREEMENT WITH THE COMPANY OR AN AFFILIATE; OR (C) AS A DIRECTOR PURSUANT TO THE BYLAWS OF THE COMPANY AND ANY APPLICABLE PROVISIONS OF THE CORPORATE LAW OF THE STATE OR OTHER JURISDICTION IN WHICH THE COMPANY IS DOMICILED, AS THE CASE MAY BE.
10.
Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties regarding the acquisition of stock in the Company and supersede in their entirety all prior oral and written undertakings and agreements of the Company and the Optionee on that subject, with the exception of any other options previously granted and delivered to the Optionee under the Plan or any similar plan maintained by the Company or its Affiliates, except as expressly overridden or amended in another written plan or agreement. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware.
11.
No Shareholder Rights Before Exercise. Neither the Participant nor any permitted transferee of this Option will have any of the rights of a shareholder of the Company with respect to any Shares subject to this Option until a certificate evidencing such Shares has been issued, electronic delivery of such Shares has been made to the Participant’s designated brokerage account, or an appropriate book entry in the Company's stock register has been made. No adjustments shall be made for dividends or other rights if the applicable record date occurs before the Participant’s stock certificate has been issued, electronic delivery of the Participant’s Shares has been made to the Participant’s designated brokerage account, or an appropriate book entry in the Company's stock register has been made, except as otherwise described in the Plan.

12.
Compensation Recovery Policy. This Option Agreement and Option and any Shares acquired or compensation paid or payable pursuant to this Option Agreement shall be subject to potential forfeiture or recovery by the Company in accordance with any compensation recovery policy adopted by the Board of Directors of the Company or any committee thereof, including but not limited to in response to the requirements of Section 10D of the Exchange Act, the SEC’s final rules thereunder, and any listing rules and regulations implementing the foregoing, or as otherwise required by law. This Option Agreement will be automatically amended to comply with any such compensation recovery policy.

* * * * *

[Signature page follows]

Signature page to Stock Option Agreement

By the Optionee’s signature and the signature of the Company’s representative below, the Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. The Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. The Optionee further acknowledges that the acceptance of this Option is voluntary and not a condition of Service, and that the Optionee may decline to accept this Option without adverse consequences to the Optionee’s continued Service relationship with the Company. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors (or any Committee to whom the Board has delegated administration of the Plan) upon any questions relating to the Plan and this Option Agreement.

The Optionee further agrees to notify the Company of any change in the Optionee’s residence address indicated below.

OPTIONEE:	CELCUITY INC.
__________________________________ (Signature)	By: ______________________________ Title: _____________________________

(Print Name) Address:	(Print Name) Address:
__________________________________ __________________________________ __________________________________	Celcuity Inc. 2800 Campus Drive, Suite 140 Minneapolis, MN 55441